SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

                       ___________________


 Date of Report (Date of earliest event reported) July 15, 1998

                   BIOCONTROL TECHNOLOGY, INC.
     (Exact name of registrant as specified in its charter)


   Pennsylvania                        0-10822                 25-1229323
   (State of other jurisdiction   (Commission File Number)    (IRS Employer
   of incorporation)                                       Identification No.)


      300 Indian Springs Road, Indiana, Pennsylvania   15701
        (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code (412) 349-1811

_________________________________________________________________
                 (Former name or former address,
                  if changes since last report.)

Item 1.   Change in Control of Registrant.
          Not applicable.

Item 2.   Acquisition or Disposition of Assets.
          Not applicable.

Item 3.   Bankruptcy or Receivership.
          Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant
          Not applicable.

Item 5.   Other Events.
                     Biocontrol Technology, Inc. announced today that it is pleased to report that all of its outstanding convertible debentures have been converted, and management believes that there will be no further dilution resulting from these debentures.

Item 6.   Resignation of Registrant's Directors.
          Not Applicable

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits.

          (a)  Financial Statements and Businesses Acquired
               Not Applicable.
          (b)  Pro Forma Financial Information
               Not Applicable.
          (c)  Exhibits - Press Release.

                           SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BIOCONTROL TECHNOLOGY, INC.


                                   by  /s/   Fred E. Cooper
DATED: July 15, 1998                         Fred E. Cooper, CEO
BICO

                                     BICO
BICO
                                     BICO
                                     BIOCONTROL TECHNOLOGY, INC
                          2275 Swallow Hill Road, Building 2500
                                          Pittsburgh, PA  15220
Press Release

For More Information, Call:

Investors                                              Media
Diane McQuaide
Susan Taylor
1.412.429.0673  phone
1.412.279.9455 phone
1.412.279.9690  fax
1.412.279.9447 fax



                 BIOCONTROL DEBENTURES CONVERTED

     Pittsburgh, PA - July 15, 1998 - Biocontrol Technology, Inc. (Nasdaq:BICO) announced today that it is pleased to report that
all   of   its  outstanding  convertible  debentures  have   been
converted, and management believes that there will be no further dilution resulting from these debentures.
     The Company recently received approval to apply the CE Mark to its Diasensor(R)1000 noninvasive glucose sensor, which can now be marketed outside the US.
     Biocontrol Technology, Inc. (www.bico.com) has its corporate offices in Pittsburgh, PA and is involved in the development and manufacture of biomedical devices and environmental products.